                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                 INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   FUND
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO EXCHANGE FUND
SERIES)                                 INVESCO HIGH INCOME 2023 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS          FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO           INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS         TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO MUNICIPAL TRUST
AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO PENNSYLVANIA VALUE MUNICIPAL
TAX-EXEMPT FUNDS)                       INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO QUALITY MUNICIPAL INCOME TRUST
TREASURER'S SERIES TRUST)               INVESCO SECURITIES TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO SENIOR INCOME TRUST
VARIABLE INSURANCE FUNDS)               INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME      MUNICIPALS
TRUST II                                INVESCO TRUST FOR INVESTMENT GRADE NEW
INVESCO BOND FUND                       YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                       EFFECTIVE  EXPIRATION
   SERIES TRUST)                     WAIVER DESCRIPTION                    DATE        DATE
--------------------  -------------------------------------------------  ---------- ----------
Invesco Strategic     Invesco will waive advisory fees in an amount      4/30/2014  06/30/2018
Real Return Fund      equal to the advisory fees earned on underlying
                      affiliated investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                         EFFECTIVE  EXPIRATION
 INVESTMENT FUNDS                    WAIVER DESCRIPTION                    DATE        DATE
--------------------  -------------------------------------------------  ---------- ----------
Invesco Balanced-     Invesco will waive advisory fees in an amount       02/24/15  06/30/2018
Risk Commodity        equal to the advisory fees earned on underlying
Strategy Fund         affiliated investments

Invesco Global        Invesco will waive advisory fees in an amount      12/17/2013 06/30/2018
Targeted Returns      equal to the advisory fees earned on underlying
Fund                  affiliated investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                     EFFECTIVE  EXPIRATION
   SERIES TRUST)                     WAIVER DESCRIPTION                    DATE        DATE
--------------------  -------------------------------------------------  ---------- ----------
Premier Portfolio     Invesco will waive advisory fees in the amount of   2/1/2011  12/31/2017
                      0.07% of the Fund's average daily net assets

Premier U.S.          Invesco will waive advisory fees in the amount of   2/1/2011  12/31/2017
Government Money      0.07% of the Fund's average daily net assets
Portfolio

Premier Tax-          Invesco will waive advisory fees in the amount of  06/01/2016 12/31/2017
Exempt Portfolio      0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                                    ------------------ ---------------
Invesco American Franchise Fund                              February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund                      February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                                     June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                               February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                                      July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund                          July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                               February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund                        July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                                   February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund             September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                             February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                             April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE COMMITTED UNTIL
---------                                                    -------------- ---------------
Invesco Charter Fund                                          July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                             July 1, 2007   June 30, 2018
Invesco Summit Fund                                           July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco European Small Company Fund                           July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                               July 1, 2007   June 30, 2018
Invesco International Small Company Fund                      July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                                 July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Alternative Strategies Fund                          October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund                          February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield Fund                July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                           October 14, 2014   June 30, 2018
Invesco Quality Income Fund                                  February 12, 2010  June 30, 2018
Invesco Small Cap Growth Fund                                  July 1, 2007     June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Asia Pacific Growth Fund                               July 1, 2007     June 30, 2018
Invesco European Growth Fund                                   July 1, 2007     June 30, 2018
Invesco Global Growth Fund                                     July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                             August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund                      June 30, 2016    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund                     July 1, 2007     June 30, 2018
Invesco International Companies Fund                         December 21, 2015  June 30, 2018
Invesco International Core Equity Fund                         July 1, 2007     June 30, 2018
Invesco International Growth Fund                              July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                             August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund                          December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/                        May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/             November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                                 July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                            May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/                 June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                           July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                                 July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                              May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                           December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/                      December 17, 2013   June 30, 2018
Invesco Greater China Fund                                      July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                               December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund                 December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/                    September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund                      December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                                December 17, 2013   June 30, 2018
Invesco MLP Fund                                              August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/                           December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                                  February 12, 2010   June 30, 2018
Invesco Select Companies Fund                                   July 1, 2007     June 30, 2018
Invesco World Bond Fund                                         July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Corporate Bond Fund                                  February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                                July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                           July 1, 2007     June 30, 2018
Invesco High Yield Fund                                        July 1, 2007     June 30, 2018
Invesco Real Estate Fund                                       July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund                July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                                   July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                                   July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco American Value Fund                                  February 12, 2010  June 30, 2018
Invesco Comstock Fund                                        February 12, 2010  June 30, 2018
Invesco Energy Fund                                            July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                                   July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                            July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                                  February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                                 February 12, 2010  June 30, 2018
Invesco Technology Fund                                        July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                               February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                             February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco High Yield Municipal Fund                            February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund              February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                                February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund                        February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                                   July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund                     July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco V.I. American Franchise Fund                         February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                             February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/                December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                                   February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                                  July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                              April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund                       February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund                   February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund                          February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund                         February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund                           July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund                           July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund                      July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund                        July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund                          February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                                   July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund                         July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund                           July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund                          July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                             February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                              February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                             July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                                   July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund                          July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ------------------ ---------------
Invesco Exchange Fund                                        September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                                          EFFECTIVE DATE  COMMITTED UNTIL
----                                                         ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/          January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco Conservative Income Fund                              July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II                     May 15, 2012     June 30, 2018
Invesco Bond Fund                                             August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust                 May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund                       May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund                    November 28, 20016  June 30, 2018
Invesco High Income Trust II                                    May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust                  August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                             May 15, 2012     June 30, 2018
Invesco Municipal Trust                                         May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust               May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust                        August 26, 2015    June 30, 2018
Invesco Senior Income Trust                                     May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals                   May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York Municipals          May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                            June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                           Contractual    2.00%       July 1, 2013      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2013      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2013      June 30, 2017
   Class R Shares                           Contractual    2.25%       July 1, 2013      June 30, 2017
   Class R5 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2017
   Class R6 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                           Contractual    0.75%    December 16, 2016  December 31, 2017
   Class B Shares                           Contractual    1.50%    December 16, 2016  December 31, 2017
   Class C Shares                           Contractual    1.50%    December 16, 2016  December 31, 2017
   Class R Shares                           Contractual    1.00%    December 16, 2016  December 31, 2017
   Class R5 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2017
   Class R6 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2017
   Class Y Shares                           Contractual    0.50%    December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R Shares                           Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R5 Shares                          Contractual    1.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                           Contractual    1.50%      April 14, 2006     June 30, 2017
   Class C Shares                           Contractual    2.00%      April 14, 2006     June 30, 2017
   Class R Shares                           Contractual    1.75%      April 14, 2006     June 30, 2017
   Class R5 Shares                          Contractual    1.25%      April 14, 2006     June 30, 2017
   Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.25%     October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                           Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R5 Shares                          Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                            ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                               Contractual         0.79%         September 30, 2015 December 31, 2017
   Class C Shares                               Contractual         1.54%         September 30, 2015 December 31, 2017
   Class R5 Shares                              Contractual         0.54%         September 30, 2015 December 31, 2017
   Class Y Shares                               Contractual         0.54%         September 30, 2015 December 31, 2017

Invesco Small Cap Discovery Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                     Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                     Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                    Contractual    1.75%    September 24, 2012 June 30, 2017
   Class S Shares                     Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                     Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares                     Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares                    Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2013    June 30, 2017
   Investor Class Shares              Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                     Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class P Shares                     Contractual    1.85%       July 1, 2009    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2009    June 30, 2017
   Class S Shares                     Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                            Contractual    1.22%     January 1, 2017   April 30, 2018
   Class B Shares                            Contractual    1.97%     January 1, 2017   April 30, 2018
   Class C Shares                            Contractual    1.97%     January 1, 2017   April 30, 2018
   Class R Shares                            Contractual    1.47%     January 1, 2017   April 30, 2018
   Class R5 Shares                           Contractual    0.97%     January 1, 2017   April 30, 2018
   Class Y Shares                            Contractual    0.97%     January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R5 Shares                           Contractual    2.00%       July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual    2.00%    September 24, 2012 June 30, 2017
   Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                              ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                 Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                 Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                 Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                 Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                 Contractual    1.75%       July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                           ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2017
   Class S Shares                                   Contractual    1.40%       July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                   Contractual    2.00%       May 1, 2016     June 30, 2017
   Class B Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2017
   Class C Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2017
   Class R Shares                                   Contractual    2.25%       May 1, 2016     June 30, 2017
   Class R5 Shares                                  Contractual    1.75%       May 1, 2016     June 30, 2017
   Class Y Shares                                   Contractual    1.75%       May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2017
   Class S Shares                                   Contractual    1.90%       July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                      ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                         Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                         Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                        Contractual         0.00%            May 1, 2012     April 30, 2018
   Class Y Shares                         Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                         Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares                         Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares                        Contractual         2.00%            May 1, 2012     June 30, 2017
   Class Y Shares                         Contractual         2.00%            May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%            July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares                         Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class S Shares                         Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                         Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                         Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                         Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                         Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class Y Shares                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares                  Contractual         2.00%            July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30. 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R Shares                              Contractual    2.50%      July 1, 2009      June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                       Contractual    2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                              Contractual    1.22%     January 1, 2017  February 28, 2018
   Class B Shares                              Contractual    1.97%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.97%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.97%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.97%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.97%     January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30. 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                             Contractual    2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares                              Contractual    0.85%      June 30, 2016   February 28, 2018
   Class C Shares                              Contractual    1.60%      June 30, 2016   February 28, 2018
   Class R Shares                              Contractual    1.10%      June 30, 2016   February 28, 2018
   Class R5 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2018
   Class R6 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2018
   Class Y Shares                              Contractual    0.60%      June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
   Class A Shares                          Contractual    1.12%     January 1, 2017  February 28, 2018
   Class B Shares                          Contractual    1.87%     January 1, 2017  February 28, 2018
   Class C Shares                          Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                          Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                          Contractual    0.87%     January 1, 2017  February 28, 2018
   Investor Class Shares                   Contractual    1.12%     January 1, 2017  February 28, 2018

Invesco International Growth Fund
   Class A Shares                          Contractual    2.25%      July 1, 2013      June 30, 2017
   Class B Shares                          Contractual    3.00%      July 1, 2013      June 30, 2017
   Class C Shares                          Contractual    3.00%      July 1, 2013      June 30, 2017
   Class R Shares                          Contractual    2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                         Contractual    2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                         Contractual    2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                          Contractual    2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                          Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                          Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                          Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                         Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                         Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                          Contractual    0.77%     January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                    Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                                    Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                                    Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                                   Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                                   Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                                    Contractual     1.25%    January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                    Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                    Contractual     2.00%      July 1, 2014      June 30. 2017
   Class B Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                                    Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                                    Contractual     1.75%      July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                            ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                               Contractual     2.25%      July 1, 2012      June 30. 2017
   Class B Shares                               Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                               Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares                               Contractual     1.33%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.08%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.58%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.08%    January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                               Contractual     1.24%     June 14, 2010    February 28, 2018
   Class B Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
   Class C Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
   Class R Shares                               Contractual     1.49%     June 14, 2010    February 28, 2018
   Class Y Shares                               Contractual     0.99%     June 14, 2010    February 28, 2018
   Class R5 Shares                              Contractual     0.99%     June 14, 2010    February 28, 2018
   Class R6 Shares                              Contractual     0.99%   September 24, 2012 February 28, 2018

Invesco Endeavor Fund
   Class A Shares                               Contractual     2.00%      July 1, 2009      June 30. 2017
   Class B Shares                               Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                               Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                               Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                              Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                              Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual     1.75%      July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                               Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                               Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                               Contractual     2.75%      July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual     1.75%      July 1, 2012      June 30, 2017
   Investor Class Shares                        Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                               Contractual     1.28%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.03%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.53%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.03%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                               Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.25%    January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                                Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
   Class C Shares                                Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R Shares                                Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                                Contractual         2.25%           July 1, 2009      June 30, 2017
   Class B Shares                                Contractual         3.00%           July 1, 2009      June 30, 2017
   Class C Shares                                Contractual         3.00%           July 1, 2009      June 30, 2017
   Class R5 Shares                               Contractual         2.00%           July 1, 2009      June 30, 2017
   Class Y Shares                                Contractual         2.00%           July 1, 2009      June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                Contractual         1.59%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.34%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.84%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.34%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.34%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                Contractual         1.33%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.08%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.58%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.08%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.08%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                                Contractual         1.28%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.03%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.53%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.03%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.03%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                Contractual         1.44%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.19%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.69%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.19%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.19%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares                                Contractual         1.43%         December 17, 2013 February 28, 2018
   Class C Shares                                Contractual         2.18%         December 17, 2013 February 28, 2018
   Class R Shares                                Contractual         1.68%         December 17, 2013 February 28, 2018
   Class R5 Shares                               Contractual         1.18%         December 17, 2013 February 28, 2018
   Class R6 Shares                               Contractual         1.18%         December 17, 2013 February 28, 2018
   Class Y Shares                                Contractual         1.18%         December 17, 2013 February 28, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Invesco Macro Long/Short Fund
   Class A Shares                   Contractual    1.87%    December 17, 2013 February 28, 2018
   Class C Shares                   Contractual    2.62%    December 17, 2013 February 28, 2018
   Class R Shares                   Contractual    2.12%    December 17, 2013 February 28, 2018
   Class R5 Shares                  Contractual    1.62%    December 17, 2013 February 28, 2018
   Class R6 Shares                  Contractual    1.62%    December 17, 2013 February 28, 2018
   Class Y Shares                   Contractual    1.62%    December 17, 2013 February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                   Contractual    0.85%     January 1, 2017  February 28, 2018
   Class C Shares                   Contractual    1.60%     January 1, 2017  February 28, 2018
   Class R Shares                   Contractual    1.10%     January 1, 2017  February 28, 2018
   Class R5 Shares                  Contractual    0.60%     January 1, 2017  February 28, 2018
   Class R6 Shares                  Contractual    0.60%     January 1, 2017  February 28, 2018
   Class Y Shares                   Contractual    0.60%     January 1, 2017  February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares                   Contractual    2.25%      July 1, 2012      June 30. 2017
   Class B Shares                   Contractual    3.00%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual    3.00%      July 1, 2012      June 30, 2017
   Class R Shares                   Contractual    2.50%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual    2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                   Contractual    2.00%      July 1, 2012      June 30, 2017

Invesco Select Companies Fund
   Class A Shares                   Contractual    2.00%      July 1, 2009      June 30. 2017
   Class B Shares                   Contractual    2.75%      July 1, 2009      June 30, 2017
   Class C Shares                   Contractual    2.75%      July 1, 2009      June 30, 2017
   Class R Shares                   Contractual    2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                  Contractual    1.75%      July 1, 2009      June 30, 2017
   Class Y Shares                   Contractual    1.75%      July 1, 2009      June 30, 2017

Invesco World Bond Fund
   Class A Shares                   Contractual    0.94%    December 1, 2016  February 28, 2018
   Class B Shares                   Contractual    1.69%    December 1, 2016  February 28, 2018
   Class C Shares                   Contractual    1.69%    December 1, 2016  February 28, 2018
   Class R5 Shares                  Contractual    0.69%    December 1, 2016  February 28, 2018
   Class R6 Shares                  Contractual    0.69%    December 1, 2016  February 28, 2018
   Class Y Shares                   Contractual    0.69%    December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                   Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                  Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                  Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                   Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                   Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                   Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                   Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                  Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                  Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                   Contractual     1.75%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                ------------ ---------- ----------------- -------------
Invesco High Yield Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2013    June 30, 2017
   Investor Class Shares                            Contractual     1.50%     July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                   Contractual     0.55%   December 31, 2015 June 30, 2017
   Class A2 Shares                                  Contractual     0.45%   December 31, 2015 June 30, 2017
   Class R5 Shares                                  Contractual     0.30%   December 31, 2015 June 30, 2017
   Class R6 Shares                                  Contractual     0.30%   December 31, 2015 June 30, 2017
   Class Y Shares                                   Contractual     0.30%   December 31, 2015 June 30, 2017

Invesco Real Estate Fund                                                      July 1, 2012
   Class A Shares                                   Contractual     2.00%     July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.75%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.75%     July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.75%     September 24,   June 30, 2017
   Class R6 Shares                                  Contractual     1.75%         2012        June 30, 2017
   Class Y Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual     2.00%     July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                   Contractual     1.40%     July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual    1.75%/6/   July 1, 2013    June 30, 2017
   Class R Shares                                   Contractual     1.75%     July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual     1.50%     July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                            ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares               Contractual    2.00%      July 1, 2013    June 30, 2017
   Class B Shares               Contractual    2.75%      July 1, 2013    June 30, 2017
   Class C Shares               Contractual    2.75%      July 1, 2013    June 30, 2017
   Class R Shares               Contractual    2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares              Contractual    1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares              Contractual    1.75%      July 1, 2013    June 30, 2017
   Class Y Shares               Contractual    1.75%      July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                       Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Energy Fund
   Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2009    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                       Contractual    2.00%    September 1, 2016  June 30, 2017
   Class B Shares                       Contractual    2.75%    September 1, 2016  June 30, 2017
   Class C Shares                       Contractual    2.75%    September 1, 2016  June 30, 2017
   Class R5 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2017
   Class R6 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2017
   Class Y Shares                       Contractual    1.75%    September 1, 2016  June 30, 2017
   Investor Class Shares                Contractual    2.00%    September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                       Contractual    2.00%      August 1, 2015   June 30, 2017
   Class B Shares                       Contractual    2.75%      August 1, 2015   June 30, 2017
   Class C Shares                       Contractual    2.75%      August 1, 2015   June 30, 2017
   Class R Shares                       Contractual    2.25%      August 1, 2015   June 30, 2017
   Class R5 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2017
   Class R6 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2017
   Class Y Shares                       Contractual    1.75%      August 1, 2015   June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual    1.75%     February 7, 2017  June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Technology Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2012    June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                       Contractual    2.00%    February 12, 2010  June 30, 2017
   Class B Shares                       Contractual    2.75%    February 12, 2010  June 30, 2017
   Class C Shares                       Contractual    2.75%    February 12, 2010  June 30, 2017
   Class Y Shares                       Contractual    1.75%    February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012    June 30, 2017
   Class B Shares                    Contractual    2.75%      July 1, 2012    June 30, 2017
   Class C Shares                    Contractual    2.75%      July 1, 2012    June 30, 2017
   Class R Shares                    Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                   Contractual    1.75%      July 1, 2012    June 30, 2017
   Class Y Shares                    Contractual    1.75%      July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                   Contractual    0.84%      July 1, 2016    June 30, 2017
   Class B Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2017
   Class C Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2017
   Class Y Shares                                   Contractual    0.59%      July 1, 2016    June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2013    June 30, 2017
   Investor Class                                   Contractual    1.50%      July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class A2 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      June 30, 2013   June 30, 2017
   Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class               Contractual    0.28%      July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual    0.94%     January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.38%      June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class               Contractual    0.28%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.23%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.20%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.75%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.45%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.07%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.36%      June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.43%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                              ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                Contractual         2.00%           July 1, 2014    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
   Series II Shares                               Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                                Contractual         0.78%           May 1, 2013     April 30, 2018
   Series II Shares                               Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                Contractual         0.61%          April 30, 2015   April 30, 2018
   Series II Shares                               Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                Contractual         1.50%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         1.75%           July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                Contractual         2.25%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.50%           July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual    0.78%      May 1. 2013     April 30, 2018
   Series II Shares                           Contractual    1.03%      May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                            Contractual    1.50%      May 1, 2014     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                            Contractual    2.25%      July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.50%      July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual    2.00%      May 1, 2015     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual    2.00%      July 1, 2014    June 30, 2017
   Series II Shares                           Contractual    2.25%      July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual    2.00%      July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.25%      July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:  /s/ John M. Zerr
            ------------------------------
       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            ------------------------------
       Title: Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                           Contractual    2.00%       July 1, 2013      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2013      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2013      June 30, 2017
   Class R Shares                           Contractual    2.25%       July 1, 2013      June 30, 2017
   Class R5 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2017
   Class R6 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual    1.25%      April 4, 2017      June 30, 2017
   Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                           Contractual    0.75%    December 16, 2016  December 31, 2017
   Class B Shares                           Contractual    1.50%    December 16, 2016  December 31, 2017
   Class C Shares                           Contractual    1.50%    December 16, 2016  December 31, 2017
   Class R Shares                           Contractual    1.00%    December 16, 2016  December 31, 2017
   Class R5 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2017
   Class R6 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2017
   Class Y Shares                           Contractual    0.50%    December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                           Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class C Shares                           Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R Shares                           Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R5 Shares                          Contractual    1.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                           Contractual    1.50%      April 14, 2006     June 30, 2017
   Class C Shares                           Contractual    2.00%      April 14, 2006     June 30, 2017
   Class R Shares                           Contractual    1.75%      April 14, 2006     June 30, 2017
   Class R5 Shares                          Contractual    1.25%      April 14, 2006     June 30, 2017
   Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.25%     October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                           Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares                           Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                           Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R5 Shares                          Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual    1.75%       July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                            ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.25%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                               Contractual         0.79%         September 30, 2015  April 30, 2018
   Class C Shares                               Contractual         1.54%         September 30, 2015  April 30, 2018
   Class R5 Shares                              Contractual         0.54%         September 30, 2015  April 30, 2018
   Class R6 Shares                              Contractual         0.54%           April 4, 2017     April 30, 2018
   Class Y Shares                               Contractual         0.54%         September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                     Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                     Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                    Contractual    1.75%    September 24, 2012 June 30, 2017
   Class S Shares                     Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                     Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares                     Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares                    Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2013    June 30, 2017
   Investor Class Shares              Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                     Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class P Shares                     Contractual    1.85%       July 1, 2009    June 30, 2017
   Class R5 Shares                    Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                    Contractual    1.75%      April 4, 2017    June 30, 2017
   Class S Shares                     Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                     Contractual    1.75%       July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual    2.00%      April 4, 2017    June 30, 2017
   Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                            Contractual    1.22%     January 1, 2017   April 30, 2018
   Class B Shares                            Contractual    1.97%     January 1, 2017   April 30, 2018
   Class C Shares                            Contractual    1.97%     January 1, 2017   April 30, 2018
   Class R Shares                            Contractual    1.47%     January 1, 2017   April 30, 2018
   Class R5 Shares                           Contractual    0.97%     January 1, 2017   April 30, 2018
   Class R6 Shares                           Contractual    0.97%      April 4, 2017    April 30, 2018
   Class Y Shares                            Contractual    0.97%     January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R5 Shares                           Contractual    2.00%       July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual    2.00%    September 24, 2012 June 30, 2017
   Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                              ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                 Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                 Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                 Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                 Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                 Contractual    1.75%       July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                           ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2017
   Class S Shares                                   Contractual    1.40%       July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                   Contractual    2.00%       May 1, 2016     June 30, 2017
   Class B Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2017
   Class C Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2017
   Class R Shares                                   Contractual    2.25%       May 1, 2016     June 30, 2017
   Class R5 Shares                                  Contractual    1.75%       May 1, 2016     June 30, 2017
   Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2017
   Class Y Shares                                   Contractual    1.75%       May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2017
   Class S Shares                                   Contractual    1.90%       July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                      ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                         Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                         Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                        Contractual         0.00%            May 1, 2012     April 30, 2018
   Class R6 Shares                        Contractual         0.00%           April 4, 2017    April 30, 2018
   Class Y Shares                         Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                         Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares                         Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares                        Contractual         2.00%            May 1, 2012     June 30, 2017
   Class R6 Shares                        Contractual         2.00%           April 4, 2017    June 30, 2017
   Class Y Shares                         Contractual         2.00%            May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%            July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares                         Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class R6 Shares                        Contractual         1.25%           April 4, 2017    June 30, 2017
   Class S Shares                         Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                         Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                         Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                         Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                         Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class R6 Shares                        Contractual         1.25%           April 4, 2017    June 30, 2017
   Class Y Shares                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares                  Contractual         2.00%            July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30. 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R Shares                              Contractual    2.50%      July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                       Contractual    2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                              Contractual    1.22%     January 1, 2017  February 28, 2018
   Class B Shares                              Contractual    1.97%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.97%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.97%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.97%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.97%     January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                              Contractual    2.25%      July 1, 2009      June 30. 2017
   Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                             Contractual    2.00%      July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares                              Contractual    0.85%      June 30, 2016   February 28, 2018
   Class C Shares                              Contractual    1.60%      June 30, 2016   February 28, 2018
   Class R Shares                              Contractual    1.10%      June 30, 2016   February 28, 2018
   Class R5 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2018
   Class R6 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2018
   Class Y Shares                              Contractual    0.60%      June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2018
   Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
   Class A Shares                          Contractual    1.12%     January 1, 2017  February 28, 2018
   Class B Shares                          Contractual    1.87%     January 1, 2017  February 28, 2018
   Class C Shares                          Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                          Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                          Contractual    0.87%     January 1, 2017  February 28, 2018
   Investor Class Shares                   Contractual    1.12%     January 1, 2017  February 28, 2018

Invesco International Growth Fund
   Class A Shares                          Contractual    2.25%      July 1, 2013      June 30, 2017
   Class B Shares                          Contractual    3.00%      July 1, 2013      June 30, 2017
   Class C Shares                          Contractual    3.00%      July 1, 2013      June 30, 2017
   Class R Shares                          Contractual    2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                         Contractual    2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                         Contractual    2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                          Contractual    2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                          Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                          Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                          Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                         Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                         Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                          Contractual    0.77%     January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                    Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                    Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                    Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                    Contractual    1.25%     January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                    Contractual    2.00%       July 1, 2012      June 30. 2017
   Class B Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R5 Shares                                   Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R6 Shares                                   Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                    Contractual    2.00%       July 1, 2014      June 30. 2017
   Class B Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2017
   Class C Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2017
   Class R Shares                                    Contractual    2.25%       July 1, 2014      June 30, 2017
   Class R5 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2017
   Class R6 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2017
   Class Y Shares                                    Contractual    1.75%       July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                            ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                               Contractual    2.25%       July 1, 2012      June 30. 2017
   Class B Shares                               Contractual    3.00%       July 1, 2012      June 30, 2017
   Class C Shares                               Contractual    3.00%       July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual    2.00%    September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares                               Contractual    1.33%     January 1, 2017   February 28, 2018
   Class C Shares                               Contractual    2.08%     January 1, 2017   February 28, 2018
   Class R Shares                               Contractual    1.58%     January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual    1.08%     January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual    1.08%     January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual    1.08%     January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                               Contractual    1.24%      June 14, 2010    February 28, 2018
   Class B Shares                               Contractual    1.99%      June 14, 2010    February 28, 2018
   Class C Shares                               Contractual    1.99%      June 14, 2010    February 28, 2018
   Class R Shares                               Contractual    1.49%      June 14, 2010    February 28, 2018
   Class R5 Shares                              Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R6 Shares                              Contractual    0.99%    September 24, 2012 February 28, 2018
   Class Y Shares                               Contractual    0.99%      June 14, 2010    February 28, 2018

Invesco Endeavor Fund
   Class A Shares                               Contractual    2.00%       July 1, 2009      June 30. 2017
   Class B Shares                               Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                               Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R Shares                               Contractual    2.25%       July 1, 2009      June 30, 2017
   Class R5 Shares                              Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                              Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual    1.75%       July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                               Contractual    2.00%       July 1, 2012      June 30. 2017
   Class B Shares                               Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                               Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual    1.75%       July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual    1.75%      April 4, 2017      June 30, 2017
   Investor Class Shares                        Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                               Contractual    1.28%     January 1, 2017   February 28, 2018
   Class C Shares                               Contractual    2.03%     January 1, 2017   February 28, 2018
   Class R Shares                               Contractual    1.53%     January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual    1.03%     January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual    1.03%     January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                               Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                               Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                               Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual    1.25%     January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                                Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
   Class C Shares                                Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R Shares                                Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                                Contractual         2.25%           July 1, 2009      June 30, 2017
   Class B Shares                                Contractual         3.00%           July 1, 2009      June 30, 2017
   Class C Shares                                Contractual         3.00%           July 1, 2009      June 30, 2017
   Class R5 Shares                               Contractual         2.00%           July 1, 2009      June 30, 2017
   Class R6 Shares                               Contractual         2.00%           April 4, 2017     June 30, 2017
   Class Y Shares                                Contractual         2.00%           July 1, 2009      June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                Contractual         1.59%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.34%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.84%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.34%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.34%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                Contractual         1.33%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.08%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.58%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.08%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.08%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                                Contractual         1.28%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.03%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.53%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.03%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.03%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                Contractual         1.44%          January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.19%          January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.69%          January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.19%          January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.19%          January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares                                Contractual         1.43%         December 17, 2013 February 28, 2018
   Class C Shares                                Contractual         2.18%         December 17, 2013 February 28, 2018
   Class R Shares                                Contractual         1.68%         December 17, 2013 February 28, 2018
   Class R5 Shares                               Contractual         1.18%         December 17, 2013 February 28, 2018
   Class R6 Shares                               Contractual         1.18%         December 17, 2013 February 28, 2018
   Class Y Shares                                Contractual         1.18%         December 17, 2013 February 28, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Invesco Macro Long/Short Fund
   Class A Shares                   Contractual    1.87%    December 17, 2013 February 28, 2018
   Class C Shares                   Contractual    2.62%    December 17, 2013 February 28, 2018
   Class R Shares                   Contractual    2.12%    December 17, 2013 February 28, 2018
   Class R5 Shares                  Contractual    1.62%    December 17, 2013 February 28, 2018
   Class R6 Shares                  Contractual    1.62%    December 17, 2013 February 28, 2018
   Class Y Shares                   Contractual    1.62%    December 17, 2013 February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                   Contractual    0.85%     January 1, 2017  February 28, 2018
   Class C Shares                   Contractual    1.60%     January 1, 2017  February 28, 2018
   Class R Shares                   Contractual    1.10%     January 1, 2017  February 28, 2018
   Class R5 Shares                  Contractual    0.60%     January 1, 2017  February 28, 2018
   Class R6 Shares                  Contractual    0.60%     January 1, 2017  February 28, 2018
   Class Y Shares                   Contractual    0.60%     January 1, 2017  February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares                   Contractual    2.25%      July 1, 2012      June 30. 2017
   Class B Shares                   Contractual    3.00%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual    3.00%      July 1, 2012      June 30, 2017
   Class R Shares                   Contractual    2.50%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual    2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual    2.00%      April 4, 2017     June 30, 2017
   Class Y Shares                   Contractual    2.00%      July 1, 2012      June 30, 2017

Invesco Select Companies Fund
   Class A Shares                   Contractual    2.00%      July 1, 2009      June 30. 2017
   Class B Shares                   Contractual    2.75%      July 1, 2009      June 30, 2017
   Class C Shares                   Contractual    2.75%      July 1, 2009      June 30, 2017
   Class R Shares                   Contractual    2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                  Contractual    1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                  Contractual    1.75%      April 4, 2017     June 30, 2017
   Class Y Shares                   Contractual    1.75%      July 1, 2009      June 30, 2017

Invesco World Bond Fund
   Class A Shares                   Contractual    0.94%    December 1, 2016  February 28, 2018
   Class B Shares                   Contractual    1.69%    December 1, 2016  February 28, 2018
   Class C Shares                   Contractual    1.69%    December 1, 2016  February 28, 2018
   Class R5 Shares                  Contractual    0.69%    December 1, 2016  February 28, 2018
   Class R6 Shares                  Contractual    0.69%    December 1, 2016  February 28, 2018
   Class Y Shares                   Contractual    0.69%    December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                   Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                   Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                   Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                  Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                  Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                   Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                   Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                   Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                   Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                   Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                  Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                  Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                   Contractual    1.75%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                ------------ ---------- ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                   Contractual     1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual     2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual     1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                            Contractual     1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                   Contractual     0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                                  Contractual     0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                                  Contractual     0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                                  Contractual     0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                   Contractual     0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                   Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual     2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                   Contractual     1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual    1.75%/6/    July 1, 2013    June 30, 2017
   Class R Shares                                   Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual     1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                   Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017    June 30, 2017
   Class Y Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual     1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                            ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares               Contractual    2.00%      July 1, 2013    June 30, 2017
   Class B Shares               Contractual    2.75%      July 1, 2013    June 30, 2017
   Class C Shares               Contractual    2.75%      July 1, 2013    June 30, 2017
   Class R Shares               Contractual    2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares              Contractual    1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares              Contractual    1.75%      July 1, 2013    June 30, 2017
   Class Y Shares               Contractual    1.75%      July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                       Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Energy Fund
   Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                       Contractual    2.00%    September 1, 2016  June 30, 2017
   Class B Shares                       Contractual    2.75%    September 1, 2016  June 30, 2017
   Class C Shares                       Contractual    2.75%    September 1, 2016  June 30, 2017
   Class R5 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2017
   Class R6 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2017
   Class Y Shares                       Contractual    1.75%    September 1, 2016  June 30, 2017
   Investor Class Shares                Contractual    2.00%    September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                       Contractual    2.00%      August 1, 2015   June 30, 2017
   Class B Shares                       Contractual    2.75%      August 1, 2015   June 30, 2017
   Class C Shares                       Contractual    2.75%      August 1, 2015   June 30, 2017
   Class R Shares                       Contractual    2.25%      August 1, 2015   June 30, 2017
   Class R5 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2017
   Class R6 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2017
   Class Y Shares                       Contractual    1.75%      August 1, 2015   June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual    1.75%     February 7, 2017  June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Technology Fund
   Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares                Contractual    2.00%       July 1, 2012    June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                       Contractual    2.00%    February 12, 2010  June 30, 2017
   Class B Shares                       Contractual    2.75%    February 12, 2010  June 30, 2017
   Class C Shares                       Contractual    2.75%    February 12, 2010  June 30, 2017
   Class Y Shares                       Contractual    1.75%    February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012    June 30, 2017
   Class B Shares                    Contractual    2.75%      July 1, 2012    June 30, 2017
   Class C Shares                    Contractual    2.75%      July 1, 2012    June 30, 2017
   Class R Shares                    Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                   Contractual    1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                   Contractual    1.75%      April 4, 2017   June 30, 2017
   Class Y Shares                    Contractual    1.75%      July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                ------------ ---------- ----------------- --------------
Invesco High Yield Municipal Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                   Contractual    0.84%      July 1, 2016    April 30, 2018
   Class B Shares                                   Contractual    1.59%      July 1, 2016    April 30, 2018
   Class C Shares                                   Contractual    1.59%      July 1, 2016    April 30, 2018
   Class R6 Shares                                  Contractual    0.59%      April 4, 2017   April 30, 2018
   Class Y Shares                                   Contractual    0.59%      July 1, 2016    April 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2013    June 30, 2017
   Investor Class                                   Contractual    1.50%      July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2017
   Class A2 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual    2.25%      June 30, 2013   June 30, 2017
   Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class               Contractual    0.28%      July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual    0.94%     January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.38%      June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class               Contractual    0.28%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.23%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.20%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.75%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.45%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.07%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.36%      June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.43%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class               Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                     Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                 Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class            Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                       Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                      Contractual    0.34%      June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                              ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                Contractual         2.00%           July 1, 2014    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
   Series II Shares                               Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                                Contractual         0.78%           May 1, 2013     April 30, 2018
   Series II Shares                               Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                Contractual         0.61%          April 30, 2015   April 30, 2018
   Series II Shares                               Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                Contractual         1.50%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         1.75%           July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                Contractual         2.25%           July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.50%           July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual    0.78%      May 1. 2013     April 30, 2018
   Series II Shares                           Contractual    1.03%      May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                            Contractual    1.50%      May 1, 2014     June 30, 2017
   Series II Shares                           Contractual    1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                            Contractual    2.25%      July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.50%      July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual    2.00%      May 1, 2015     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual    2.00%      July 1, 2014    June 30, 2017
   Series II Shares                           Contractual    2.25%      July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual    2.00%      July 1, 2012    June 30, 2017
   Series II Shares                           Contractual    2.25%      July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 13
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 28, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME: JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ DANIEL E. DRAPER
     ------------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 14
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 27, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME: JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ DANIEL E. DRAPER
     ------------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS